UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 19, 2011
Date of Report
(Date of earliest event reported)
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CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
The Board of Directors of Core-Mark Holding Company, Inc., a Delaware corporation (the “Company”), announced the commencement of a regular quarterly dividend program. The Board declared a quarterly cash dividend of $0.17 per common share, which is payable on December 15, 2011 to shareholders of record as of the close of business on November 15, 2011.
A copy of the Company's press release announcing these matters is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
The following is filed as an exhibit to this report:

Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc. dated October 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: October 19, 2011	By:	/S/ CHRISTOPHER MILLER
	Name:	Christopher Miller
	Title:	Vice President, Chief Accounting Officer